UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2012

TRIUMPH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210		19312
Berwyn, Pennsylvania		(Zip Code)
(Address of principal executive offices)

(610) 251-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective July 19, 2012, Jeffry D. Frisby, age 56, was appointed as the Chief Executive Officer of Triumph Group, Inc. (the "Company"). Also on July 19, 2012, Mr. Frisby was elected to serve on the Company's Board of Directors. Mr. Frisby has been President and Chief Operating Officer of the Company since July 2009. He joined the Company in 1998 as President of Frisby Aerospace, Inc. upon its acquisition by Triumph. In 2000, he was named Group President of the Triumph Control Systems Group and was later named Group President of the Triumph Aerospace Systems Group upon its formation in April 2003. Mr. Frisby currently serves as a member of the Board of Directors of Quaker Chemical Corporation.
Mr. Frisby succeeds Richard C. Ill as Chief Executive Officer, who will remain as Chairman of the Company. On July 19, 2012, Triumph Group, Inc. issued a press release announcing the appointment of Mr. Frisby. The full text of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 19, 2012, at the 2012 annual meeting of stockholders of the Company (the "Annual Meeting"), the stockholders approved an amendment to the Company's Amended and Restated Certificate of Incorporation to eliminate cumulative voting to allow for the adoption of a majority vote standard in the election of directors. A copy of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Also on July 19, 2012, following the Annual Meeting, the Board of Directors (the “Board”) of the Company adopted and approved, effective immediately, the Company's Amended and Restated By-Laws (the “Restated By-Laws”), pursuant to the authority granted by Article VIII of the Company's former bylaws (the “Old By-Laws”). The Restated By-Laws amend and restated the Old By-Laws in their entirety. A copy of the Restated By-Laws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.
The following briefly summarizes the significant, material differences between the Old By-Laws and the Restated By-Laws:
- The Restated By-Laws change the vote standard for the election of directors from a plurality of votes cast to a majority of votes cast in uncontested elections. A majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” such director. In contested elections, the vote standard will continue to be a plurality of votes cast.
- Under the Restated By-Laws, if a nominee who already serves as a director is not re-elected, the director shall offer to tender his or her resignation to the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken.
- The Board will act on the Committee's recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the Board's decision.
- The Restated By-Laws also remove all other references to cumulative voting.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held on July 19, 2012. The total number of shares represented at the Annual Meeting in person or by proxy was 47,146,756 of the 49,928,121 shares of common stock outstanding and entitled to vote at the Annual Meeting.
The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matter, where applicable, are set forth in the table below. With respect to the election of Paul Bourgon, Elmer L. Doty, Ralph E. Eberhart, Jeffry D. Frisby, Richard C. Gozon, Richard C. Ill,

Adam J. Palmer, Joseph M. Silvestri, and George Simpson as directors for a term ending at the Company's next annual meeting of stockholders and until their successors are duly elected and qualified, each nominee for director received the number of votes set forth opposite his name.

		Number of Votes
		Votes For	Withheld	Abstentions	Broker Non-Votes
1	Election of Directors:
	Paul Bourgon	44,401,701	483,652	—	2,261,403
	Elmer L. Doty	42,161,811	2,723,542	—	2,261,403
	Ralph E. Eberhart	44,349,564	535,789	—	2,261,403
	Jeffry D. Frisby	43,369,778	1,515,575	—	2,261,403
	Richard C. Ill	41,787,883	3,097,470	—	2,261,403
	Richard C. Gozon	42,126,641	2,758,712	—	2,261,403
	Adam J. Palmer	41,789,195	3,096,158	—	2,261,403
	Joseph M. Silvestri	44,076,834	808,519	—	2,261,403
	George Simpson	43,238,647	1,646,706	—	2,261,403

		Votes For	Votes Against	Abstentions	Broker Non-Votes
2	Advisory Vote on Executive Compensation	42,187,340	2,668,785	29,228	2,261,403

		Votes For	Votes Against	Abstentions	Broker Non-Votes
3	Amendment to Amended and Restated Certificate of Incorporation to eliminate cumulative voting	41,603,700	3,272,725	8,928	2,261,403

		Votes For	Votes Against	Abstentions	Broker Non-Votes
4	Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2013	46,067,337	1,071,103	8,316	—
On the basis of the above votes: (i) Paul Bourgon, Elmer L. Doty, Ralph E. Eberhart, Jeffry D. Frisby, Richard C. Gozon, Richard C. Ill, Adam J. Palmer, Joseph M. Silvestri, and George Simpson were each duly elected as directors for a term ending at the Company's next annual meeting of stockholders and until their successors are duly elected and qualified; (ii) the compensation paid to the Company's named executive officers was approved on an advisory basis; (iii) the amendment to the Company's Amended and Restated Certificate of Incorporation to remove cumulative voting was approved; and (iv) the proposal to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2013 was adopted.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated By-Laws of Triumph Group, Inc.

99.1	Press Release dated July 19, 2012.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 20, 2012	TRIUMPH GROUP, INC.

		By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel and Secretary

TRIUMPH GROUP, INC.
CURRENT REPORT ON FORM 8-K
EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated By-Laws of Triumph Group, Inc.

99.1	Press Release dated July 19, 2012.